U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 17, 2004


                                 OZOLUTIONS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     0-31343
                              ---------------------
                              (Commission File No.)

           Delaware                                        98-0229321
--------------------------------               ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


         30 Denver Crescent, Suite 200, Toronto, Ontario, Canada M2J 1G8
         ---------------------------------------------------------------
                    (Address of principal executive offices)


                                 (416) 490-0254
                          ------------------------------
                         (Registrant's telephone number)

                                 Not Applicable
                  ---------------------------------------------
                 (Former address, if changed since last report)

                Item 5. Other Event and Regulation FD Disclosure

         See Press Release dated June 17, 2004 entitled "Ozolutions Reports Possible Scam" attached as Exhibit 99.1 to this report.

                    Item 7. Financial Statements and Exhibits

Financial Statements and Pro Forma Financial Information

         Not applicable

Exhibits

         Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-K.

SEC Ref. No                  Description of Document
-----------                  -----------------------

  99.1                  Press Release dated June 17, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OZULTUIONS INC.



Date:  June 18, 2004                      By: /s/ Max Weissengruber, President

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